UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 Amendment No. 1
                                       on
                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: March 20, 2001




                            ALTAIR INTERNATIONAL INC.
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)

      Province of
       Ontario,
        Canada                       1-12497                      None
-----------------------       ----------------------         --------------
   (State or other             (Commission File No.)          (IRS Employer
     jurisdiction                                           Identification No.)
  of incorporation)

                         1725 Sheridan Avenue, Suite 140
                               Cody, Wyoming 82414
     ----------------------------------------------------------------------
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (307) 587-8245
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Item  4.  Changes  In and  Disagreements  With  Accountants  on  Accounting  and
Financial Disclosure

      In a Current Report on Form 8-K filed with the Commission on March 23, 2001, Altair International Inc. reported its decision to change its independent public auditors on March 20, 2001. This Amendment No. 1 on Form 8-K/A is being filed to more clearly state that there were no specified disagreements between Altair and its previous accountants during the fiscal years ended December 31, 1999 and December 31, 1998 and the subsequent interim period ended March 20, 2001.

         (a) McGovern, Hurley, Cunningham, LLP, Chartered Accountants, the independent public accountants initially retained by Altair International Inc. (the "Company") for the fiscal year ended December 31, 2000, were dismissed as of March 20, 2001. The decision to change the Company's independent public auditors was recommended by management and approved by the board of directors and the audit committee of the Company. In connection with the audit of our financial statements for the fiscal years ended December 31, 1999 and December 31, 1998 and the subsequent interim period ended March 20, 2001, there were no disagreements with McGovern, Hurley, Cunningham on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement if not resolved to McGovern, Hurley, Cunningham's satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. The audit reports of McGovern, Hurley, Cunningham on the consolidated financial statements of the Company and its subsidiaries as of and for the fiscal years ended December 31, 1999 and December 31, 1998 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.


         (b) Pursuant to the recommendation of management and the approval of the board of directors and audit committee of the Company, the Company has appointed Deloitte & Touche LLP as the Company's independent public accountants for the fiscal year ended December 31, 2000. No consultations occurred between the Company and Deloitte & Touche during the two fiscal years and any interim period preceding the appointment of Deloitte & Touche regarding the application of accounting principles, the type of audit opinion that might be rendered or other accounting, auditing or financial reporting issues. The Company engaged Deloitte & Touche effective March 20, 2001.


Item 7.  Financial Statements and Exhibits

         (c)      Exhibits.

                  16 Response Letter to the Commission from McGovern, Hurley, Cunningham, LLP

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment No. 1 to Current Report on Form 8-K/A to be signed on its behalf by the undersigned thereunto duly authorized.


                                    Altair International Inc.


      March 28, 2001                By:       /s/ Dr. William P. Long
------------------------            ---------------------------------
         Date                                     Dr. William P. Long, President
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